                                                                    EXHIBIT 25.1




                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D. C. 20549

                               -------------------------

                                       FORM T-1

                               STATEMENT OF ELIGIBILITY
                       UNDER THE TRUST INDENTURE ACT OF 1939 OF
                      A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      -------------------------------------------
                  CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                   A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________

                       ----------------------------------------

                   J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
                  (Exact name of trustee as specified in its charter)

                                                                      95-4655078
(State of incorporation                                         (I.R.S. employer
if not a national bank)                                      identification No.)

101 CALIFORNIA STREET, FLOOR 38
SAN FRANCISCO, CALIFORNIA                                                  94111
(Address of principal executive offices)                              (Zip Code)

                                Thomas F. Godfrey
                                 Vice President
                                 270 Park Avenue
                            New York, New York 10017
                               Tel: (212) 270-2611
            (Name, address and telephone number of agent for service)

                  --------------------------------------------
                                  METLIFE, INC.
               (Exact name of obligor as specified in its charter)

       Delaware                                                      13-4075851
(State or other jurisdiction of                                 (I.R.S. employer
incorporation or organization)                               identification No.)




ONE MADISON AVENUE
NEW YORK, NEW YORK                                              10010-3690
(Address of principal executive offices)                        (Zip Code)


                                 DEBT SECURITIES
          METLIFE CAPITAL TRUST II TRUST PREFERRED SECURITIES GUARANTEE
         METLIFE CAPITAL TRUST III TRUST PREFERRED SECURITIES GUARANTEE

                       (Title of the indenture securities)
         -------------------------------------------------------------
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ITEM 1.    GENERAL INFORMATION.

           Furnish the following information as to the trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

           Comptroller of the Currency, Washington, D.C.

           Board of Governors of the Federal Reserve System, Washington, D.C.

      (b)   Whether it is authorized to exercise corporate trust powers.

           Yes.

ITEM 2.    AFFILIATIONS WITH OBLIGOR.

     If the Obligor is an affiliate of the trustee, describe each such affiliation.

     None.


NO RESPONSES ARE INCLUDED FOR ITEMS 3-15 OF THIS FORM T-1 BECAUSE THE OBLIGOR IS NOT IN DEFAULT AS PROVIDED UNDER ITEM 13.

ITEM 16.   LIST OF EXHIBITS.

      List below all exhibits filed as part of this statement of eligibility.

      Exhibit 1.   Articles of Association of the Trustee as Now in Effect (see
                   Exhibit 1 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

      Exhibit 2. Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

      Exhibit 3. Authorization of the Trustee to Exercise Corporate Trust Powers (contained in Exhibit 2).

      Exhibit 4. Existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Form 8K of the Southern California Water Company filing, dated December 7, 2001, which is incorporated by reference).

      Exhibit 5.   Not Applicable

      Exhibit 6. The consent of the Trustee required by Section 321 (b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 333-41329, which is incorporated by reference).

      Exhibit 7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

      Exhibit 8.   Not Applicable

      Exhibit 9.   Not Applicable



                                       2
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                                    SIGNATURE

           Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, J. P. Morgan Trust Company, National Association, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Detroit, and State of Michigan, on the 21st day of January, 2004.

                                J. P. Morgan Trust Company, National Association


                                    By: /s/  J. Michael Banas
                                        ----------------------------
                                        J. Michael Banas
                                        Vice President

                                                                       Exhibit 7

                J. P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
                             STATEMENT OF CONDITION

                               SEPTEMBER 30, 2003

                                                                         ($000)
                                                                         ------
ASSETS
   Cash and Due From Banks                                              $ 32,688
   Securities                                                            115,560
   Loans and Leases                                                       41,185
   Premises and Fixed Assets                                               9,470
   Intangible Assets                                                     158,727
   Other Assets                                                           15,568
                                                                        --------
     Total Assets                                                       $373,198
                                                                        ========


LIABILITIES
   Deposits                                                             $102,395
   Other Liabilities                                                      47,412
                                                                        --------
     Total Liabilities                                                   149,807

EQUITY CAPITAL
   Common Stock                                                              600
   Surplus                                                               181,587
   Retained Earnings                                                      41,204
                                                                        --------
     Total Equity Capital                                                223,391
                                                                        --------

     Total Liabilities and Equity Capital                               $373,198
                                                                        ========